Exhibit 99
                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this annual report on Form 10K fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

A signed original of this written statement required by Section 906 has been provided to California Water Service Group and will be retained by California Water Service Group and furnished to the Securities and Exchange Commission or its staff upon request.


         Date: March 24, 2003                 /s/ Peter C. Nelson
                                              PETER C. NELSON
                                              Chief Executive Officer
                                              California Water Service Group


         Date: March 24, 2003                 By: /s/  Richard D. Nye
                                              RICHARD D. NYE
                                              Chief Financial Officer
                                              California Water Service Group